UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 26, 2024

Performant Financial Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-35628	20-0484934
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
900 South Pine Island Road,
Plantation, FL 33324
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (925)  960-4800

N/A
(Former name or former address, if changed since last report.)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $.0001 per share	PFMT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Chief Executive Officer
Simeon M. Kohl has served as the Chief Executive Officer of Performant Financial Corporation (the “Company”) since May 2023. Prior to his appointment as the Company’s Chief Executive Officer, Mr. Kohl served as the Company’s President from March 2022 to May 2023, and prior to that, Mr. Kohl served as the Company’s Vice President of Healthcare and Vice President of Sales and Account Management from February 2012 to March 2022. Mr. Kohl has more than 20 years of executive management experience and an extensive background in healthcare cost containment and related services.
In connection with Kohl’s appointment as the Company’s Chief Executive Officer, on April 26, 2024, the Company entered into an Employment Agreement with Mr. Kohl, effective May 5, 2023 (the “Kohl Employment Agreement”). Under the terms of the Kohl Employment Agreement, Mr. Kohl is entitled to an annual base salary of $345,000 and will have a target annual bonus opportunity of 75% of his annual base salary with the amount earned, if any, based on the achievement of one or more milestones to be established each year by our board of directors, subject to his continuous employment on the last day of the applicable calendar year. In addition, pursuant to the Kohl Employment Agreement, in connection with his appointment as our Chief Executive Officer, Mr. Kohl was granted two (2) restricted stock unit (“RSU”) awards under the Company’s 2012 Stock Incentive Plan. On May 5,2023, Mr. Kohl was granted an RSU award with respect to 366,898 shares of the Company’s common stock with (i) fifty-percent (50%) of the RSUs vesting in four (4) equal installments on each of the first four (4) anniversaries of May 5, 2023, subject to Mr. Kohl’s continued employment on each such date, and (ii) the remaining fifty-percent (50%) of the RSUs vesting subject to performance-based vesting conditions based on predetermined target prices for shares of the Company’s common stock. The Kohl Employment Agreement contains customary confidentiality and intellectual property assignment provisions.
Concurrently with the execution of the Kohl Employment Agreement, the Company entered into its form of indemnification agreement with Mr. Kohl. Mr. Kohl has no family relationships with any of the Company’s directors or executive officers, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.
Contemporaneously with the execution of the Kohl Employment Agreement, the Company entered into a Change in Control and Severance Agreement with Mr. Kohl (the “Kohl Severance Agreement”). The Kohl Severance Agreement will terminate on April 26, 2027, unless mutually renewed by the parties. Under the Kohl Severance Agreement, in the event Mr. Kohl is either employed at the time of a change in control (as defined in the Kohl Severance Agreement) or his employment terminates as a result of an involuntary termination (as defined in the Kohl Severance Agreement) on or within three (3) months prior to a change in control, subject to his execution of a general release of claims and continued compliance with certain restrictive covenants, all of Mr. Kohl’s equity awards subject to vesting based on performance shall be treated as follows: (i) in the case of a performance-based equity award where performance is measured against the Company’s stock price or similar market-based performance criteria, the performance-based equity award will fully accelerate, (ii) in the case of a performance-based equity award where performance is measured against a business performance metric that is not measured against the Company’s stock price or similar market-based metric, such performance criteria will be deemed satisfied at 100% of target for any unfinished performance period and such performance-based equity award will convert to time based vesting on a ratable basis for the remainder of the original performance period, and (iii) any performance-based equity award for which the performance condition is not deemed satisfied will be forfeited, in each case, effective as of the date of the consummation of the change in control.
Pursuant to the Kohl Severance Agreement, in the event that Mr. Kohl’s employment terminates as a result of an involuntary termination either on or at any time within twelve months (12) months after a change in control, or within three (3) months prior to a change in control, subject to his execution of a general release of claims and continued compliance with certain restrictive covenants, Mr. Kohl will become entitled to the following severance benefits: (i) a severance payment equal to the sum of one hundred fifty percent (150%) of his then current annual base salary and target bonus, payable in a lump sum on the sixtieth (60th) day following the termination date, (ii) all of Mr. Kohl’s then outstanding equity awards subject to time-base vesting (including any performance-based equity awards that were converted into time-based equity awards upon the change in control) will become fully vested and exercisable, and (iii) a lump sum payment equal to eighteen (18) months of premiums under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, or corresponding provision of state law (“COBRA”) for health insurance coverage for Mr. Kohl and his eligible dependents, at the same level and for the same eligible dependents covered as of his termination date.

Further pursuant to the Kohl Severance Agreement, in the event Mr. Kohl’s employment terminates as a result of an involuntary termination that occurs more than three (3) months prior to or twelve (12) months after a change in control, subject to his execution of a general release of claims and continued compliance with certain restrictive covenants, Mr. Kohl will become entitled to the following severance benefits: (i) one hundred percent (100%) of his then current annual base salary and target bonus, payable in a lump sum on the sixtieth (60th) day following the termination date, and (ii) a lump sum payment equal to twelve (12) months of premiums under COBRA for health insurance coverage for Mr. Kohl and his eligible dependents, at the same level and for the same eligible dependents covered as of his termination date.
Chief Financial Officer
Rohit Ramchandani has served as the Company’s Chief Financial Officer since May 2023. Prior to his appointment as Chief Financial Officer, Mr. Ramchandani served as the Company’s Senior Vice President of Finance and Strategy in addition to a variety of roles at the Company from March 2014 to May 2023. With a background in finance, Mr. Ramchandani has over a decade of financial strategy and operations experience. Mr. Ramchandani holds a Bachelor of Science in Business Administration and a Bachelor of Science in Economics/Mathematics, both from the University of Southern California.
In connection with Ramchandani’s appointment as the Company’s Chief Financial Officer, on April 26, 2024, the Company entered into an Employment Agreement with Mr. Ramchandani, effective May 5, 2023 (the “Ramchandani Employment Agreement”). Under the terms of the Ramchandani Employment Agreement, Mr. Ramchandani is entitled to an annual base salary of $290,000 and will have a target annual bonus opportunity of 50% of his annual base salary with the amount earned, if any, based on the achievement of one or more milestones to be established each year by our board of directors, subject to his continuous employment on the last day of the applicable calendar year. In addition, pursuant to the Ramchandani Employment Agreement, in connection with his appointment as our Chief Financial Officer, Mr. Ramchandani was granted an RSU award with respect to 216,724 shares of the Company’s common stock with (i) fifty-percent (50%) of the RSUs vesting in four (4) equal installments on each of the first four (4) anniversaries of May 4, 2023, subject to Mr. Ramchandani’s continued employment on each such date, and (ii) the remaining fifty-percent (50%) of the RSUs vesting subject to performance-based vesting conditions based on predetermined target prices for shares of the Company’s common stock. On March 26, 2024, Mr. Ramchandani was granted an RSU award with respect to 52,817 shares of the Company’s common stock with such award vesting in four equal installments on each of the first four anniversaries of the grant date of such award, subject to Mr. Ramchandani’s continued employment on each such date. The Ramchandani Employment Agreement contains customary confidentiality and intellectual property assignment provisions.
Concurrently with the execution of the Ramchandani Employment Agreement, the Company entered into its form of indemnification agreement with Mr. Ramchandani. Mr. Ramchandani has no family relationships with any of the Company’s directors or executive officers, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.
Contemporaneously with the execution of the Ramchandani Employment Agreement, the Company entered into a Change in Control and Severance Agreement with Mr. Ramchandani (the “Ramchandani Severance Agreement”). The Ramchandani Severance Agreement will terminate on April 26, 2027, unless mutually renewed by the parties. Under the Ramchandani Severance Agreement, in the event Mr. Ramchandani is either employed at the time of a change in control (as defined in the Ramchandani Severance Agreement) or his employment terminates as a result of an involuntary termination (as defined in the Ramchandani Severance Agreement) on or within three (3) months prior to a change in control, subject to his execution of a general release of claims and continued compliance with certain restrictive covenants, all of Mr. Ramchandani’s equity awards subject to vesting based on performance shall be treated as follows: (i) in the case of a performance-based equity award where performance is measured against the Company’s stock price or similar market-based performance criteria, the performance-based equity award will fully accelerate, (ii) in the case of a performance-based equity award where performance is measured against a business performance metric that is not measured against the Company’s stock price or similar market-based metric, such performance criteria will be deemed satisfied at 100% of target for any unfinished performance period and such performance-based equity award will convert to time based vesting on a ratable basis for the remainder of the original performance period, and (iii) any performance-based equity award for which the performance condition is not deemed satisfied will be forfeited, in each case, effective as of the date of the consummation of the change in control.

Pursuant to the Ramchandani Severance Agreement, in the event that Mr. Ramchandani’s employment terminates as a result of an involuntary termination either on or at any time within twelve months (12) months after a change in control, or within three (3) months prior to a change in control, subject to his execution of a general release of claims and continued compliance with certain restrictive covenants, Mr. Ramchandani will become entitled to the following severance benefits: (i) a severance payment equal to the sum of one hundred percent (100%) of his then current annual base salary and target bonus, payable in a lump sum on the sixtieth (60th) day following the termination date, (ii) all of Mr. Ramchandani’s then outstanding equity awards subject to time-base vesting (including any performance-based equity awards that were converted into time-based equity awards upon the change in control) will become fully vested and exercisable, and (iii) a lump sum payment equal to twelve (12) months of premiums under COBRA for health insurance coverage for Mr. Ramchandani and his eligible dependents, at the same level and for the same eligible dependents covered as of his termination date.
Further pursuant to the Ramchandani Severance Agreement, in the event Mr. Ramchandani’s employment terminates as a result of an involuntary termination that occurs more than three (3) months prior to or twelve (12) months after a change in control, subject to his execution of a general release of claims and continued compliance with certain restrictive covenants, Mr. Ramchandani will become entitled to the following severance benefits: (i) seventy-five percent (75%) of his then current annual base salary and target bonus, payable in a lump sum on the sixtieth (60th) day following the termination date, and (ii) a lump sum payment equal to nine (9) of premiums under COBRA for health insurance coverage for Mr. Ramchandani and his eligible dependents, at the same level and for the same eligible dependents covered as of his termination date.
The foregoing descriptions of the Kohl Employment Agreement, Kohl Severance Agreement, Ramchandani Employment Agreement and Ramchandani Severance Agreement are not intended to be complete and are qualified in their entirety by reference to the applicable agreements, which are attached hereto as Exhibits 10.1, 10.2, 10.3 and 10.4 respectively and are incorporated hereby by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1#	Employment Agreement between Performant Financial Corporation and Simeon Kohl, dated April 26, 2024.
10.2#	Change in Control and Severance Agreement between Performant Financial Corporation and Simeon Kohl, dated April 26, 2024.
10.3#	Employment Agreement between Performant Financial Corporation and Rohit Ramchandani, dated April 26, 2024.
10.4#	Change in Control and Severance Agreement between Performant Financial Corporation and Rohit Ramchandani, dated April 26, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
# Indicates management contract or compensatory plan or arrangement.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: May 1, 2024

PERFORMANT FINANCIAL CORPORATION

By:	/s/Simeon Kohl
Simeon Kohl
Chief Executive Officer